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                                                                     EXHIBIT 4.4

                  EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

      EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, dated as of June 5,1998, among R.H. Donnelley Inc., a Delaware corporation (the "Company"), The Dun & Bradstreet Corporation, a Delaware corporation and parent to the Company ("Parent Company"), Goldman, Sachs & Co., and Chase Securities Inc., as initial purchasers (collectively, the "Purchasers") of the 9-1/8% Senior Subordinated Notes due June 1, 2008 (the "Notes"), of the Company, which are guaranteed on a senior subordinated basis by the Parent Company and will be guaranteed by any future Restricted Subsidiary of the Company.

      The Company proposes to issue and sell to the Purchasers upon the terms set forth in the Purchase Agreement (as defined herein) the Notes. As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Notes (as defined herein) as follows:

      1. Certain Definitions.

      For purposes of this Exchange and Registration Rights Agreement, the following terms shall have the following respective meanings:

      "Base Interest" shall mean the interest that would otherwise accrue on the Notes under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.

      The term "broker-dealer" shall mean any broker or dealer registered with the Commission under the Exchange Act.

      "Closing Date" shall mean June 5, 1998.

      "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

      "Effective Date," in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Offer Registration Statement effective or as of which the Exchange Offer Registration Statement otherwise becomes effective and (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.

      "Electing Holder" shall mean any holder of Registrable Notes that has returned a


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completed and signed Notice and Questionnaire to the Company in accordance with
Section 3(d)(ii) or 3(d)(iii) hereof.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

      "Exchange Notes" shall have the meaning assigned thereto in Section 2(a) hereof

      "Exchange Offer" shall have the meaning assigned thereto in Section 2(a) hereof

      "Exchange Offer Registration Statement" shall have the meaning assigned thereto in Section 2(a) hereof.

      "Exchange Registration" shall have the meaning assigned thereto in Section 3(c) hereof.

      "Guarantors" shall have the meaning assigned thereto in the Indenture.

      The term "holder" shall mean each of the Purchasers and other persons who acquire Registrable Notes from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Notes.

      "Indenture" shall mean the Indenture, dated as of June 5, 1998, between the Company and The Bank of New York, as Trustee, as the same shall be amended from time to time.

      "Notes" shall mean, collectively, the 9-1/8% Senior Subordinated Notes due June 1, 2008 of the Company to be issued and sold to the Purchasers, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture. Each Note is entitled to the benefit of the guarantees provided for in the Indenture (the "Guarantees") and, unless the context otherwise requires, any reference herein to a "Note," an "Exchange Note" or a "Registrable Note" shall include a reference to the related Guarantees.

      "Notice and Questionnaire" shall mean a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

      The term "person" shall mean a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

      "Purchase Agreement" shall mean the Purchase Agreement, dated as of June 2, 1998, between the Purchasers and the Company relating to the Notes.

      "Registrable Notes" shall mean the Notes; provided, however, that a Note shall cease to be a Registrable Note when (i) in the circumstances contemplated by Section 2(a) hereof, the


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Note has been exchanged for an Exchange Note in an Exchange Offer as contemplated in Section 2(a) (provided that any Exchange Note received by a broker-dealer in an Exchange Offer in, exchange for a Registrable Note that was not acquired by the broker-dealer directly from the Company will also be a Registrable Note through and including the earlier of the 180th day after the Exchange Offer is completed or such time as such broker-dealer no longer owns such Note); (ii) in the circumstances contemplated by Section 2(b) hereof, a Shelf Registration Statement registering such Note under the Securities Act has been declared or becomes effective and such Note has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) such Note is sold pursuant to Rule 144 under circumstances in which any legend borne by such Note relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture; (iv) such Note is eligible to be sold pursuant to paragraph (k) of Rule 144; or (v) such Note shall cease to be outstanding.

      "Registration Default" shall have the meaning assigned thereto in Section 2(c) hereof.

      "Registration Expenses" shall have the meaning assigned thereto in Section 4 hereof.

      "Resale Period" shall have the meaning assigned thereto in Section 2(a) hereof

      "Restricted Holder" shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who acquires Exchange Notes outside the ordinary course of such holder's business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Notes and (iv) a holder that is a broker-dealer, but only with respect to Exchange Notes received by such brokerdealer pursuant to an Exchange Offer in exchange for Registrable Notes acquired by the brokerdealer directly from the Company.

      "Restricted Subsidiary" shall have the meaning assigned thereto in the Indenture.

      "Rule 144," "Rule 405" and "Rule 415" shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

      "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

      "Shelf Registration" shall have the meaning assigned thereto in Section 2(b) hereof.

      "Shelf Registration Statement" shall have the meaning assigned thereto in
Section 2(b) hereof.


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      "Special Interest" shall have the meaning assigned thereto in Section 2(c)
hereof.

      "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

      Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Exchange and Registration Rights Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Exchange and Registration Rights Agreement as a whole and not to any particular Section or other subdivision.

      2. Registration Under the Securities Act.

      (a) Except as set forth in Section 2(b) below, the Company agrees to use its reasonable best efforts to file with the Commission under the Securities Act, within 60 days after the Closing Date, a registration statement relating to an offer to exchange (such registration statement, the "Exchange Offer Registration Statement", and such offer, the "Exchange Offer") any and all of the Notes for a like aggregate principal amount of debt securities issued by the Company and guaranteed by the Guarantors, which debt securities and guarantees are substantially identical to the Notes and the related Guarantees, respectively (and are entitled to the benefits of a trust indenture which is substantially identical to the Indenture or is the Indenture and which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for the Special Interest payments contemplated in
      Section 2(c) below (such new debt securities hereinafter called "Exchange Notes"). The Company agrees to use its reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act as soon as practicable, but no later than 120 days after the Closing Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Company further agrees to use its reasonable best efforts to commence and complete the Exchange Offer promptly after such registration statement has become effective, hold the Exchange Offer open for at least 30 days and issue Exchange Notes for all Registrable Notes that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been "completed" only if the debt securities and related guarantees received by holders other than Restricted Holders in the Exchange Offer for Registrable Notes are, upon receipt, transferable by each such holder without need for further compliance with Section 5 of the Securities Act and the Exchange Act (except for the requirement to deliver a prospectus included in the Exchange Offer Registration Statement applicable to resales by brokerdealers of Exchange Notes received by such broker-dealer


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      pursuant to an Exchange Offer in exchange for Registrable Notes other than those acquired by the broker-dealer directly from the Company), and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Company having exchanged the Exchange Notes for all outstanding Registrable Notes pursuant to the Exchange Offer and (ii) the Company having exchanged, pursuant to the Exchange Offer, Exchange Notes for all Registrable Notes that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 30 days following the commencement of the Exchange Offer. The Company agrees (x) to include in the Exchange Offer
      Registration Statement a prospectus for use in connection with any resales of Exchange Notes by a broker-dealer, other than resales of Exchange Notes received by a broker-dealer pursuant to an Exchange Offer in exchange for Registrable Notes acquired by the broker-dealer directly from the Company, and (y) to use its reasonable best efforts to keep such Exchange Offer Registration Statement effective for a period (the "Resale Period") beginning when Exchange Notes are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been consummated or such time as such broker-dealers no longer own any Registrable Notes. With respect to such Exchange Offer Registration Statement, each broker-dealer that holds Exchange Notes received in an Exchange Offer in exchange for Registrable Notes not acquired by it directly from the Company shall have the benefit of the rights of indemnification and contribution set forth in Sections 6(a),
      (c), (d) and (e) hereof.

      (b) If (i) on or prior to the date of consummation of the Exchange Offer, existing Commission interpretations are changed such that the debt securities or any related guarantees received by holders other than Restricted Holders in the Exchange Offer for Registrable Notes are not or would not be, upon receipt, freely transferable by each such holder without need for further compliance with Section 5 of the Securities Act (except for the requirement to deliver a prospectus included in the Exchange Offer Registration Statement applicable to resales by broker-dealers of Exchange Notes received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Notes other than those acquired by the broker-dealer directly from the Company), (ii) the Exchange Offer has not been consummated within 210 days following the Closing Date or (iii) the Initial Purchasers so request within 60 days after the consummation of the Exchange Offer, in lieu of (or, in the case of clause (iii), in addition to) conducting the Exchange Offer contemplated by Section 2(a) the Company shall use its reasonable best efforts to file under the Securities Act as soon as practicable, but no later than 60 days, or 270 days with respect to the event referenced in clause (ii) above, after the Closing Date, a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Notes, or in the case of clause (iii), of Notes held by a holder of Notes for resale by such holder, pursuant to Rule 415 or any


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      similar rule that may be adopted by the Commission (such filing, the
      "Shelf Registration" and such registration statement, the "Shelf Registration Statement"). The Company agrees (i) to use its reasonable best efforts to cause such Shelf Registration Statement be declared effective within 180 days, or 390 days with respect to the event referenced in clause (ii) above, of the Closing Date and to remain effective for two years following the effective date of the Shelf Registration Statement or such shorter period that will terminate when all the securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, provided, however, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Notes unless such holder is an Electing Holder, and (ii) after the Effective Date of the Shelf Registration Statement, promptly upon the request of any holder of Registrable Notes that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the prospectus forming a part thereof for resales of Registrable Notes, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement, provided, however, that nothing in this clause (ii) shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(iii) hereof. Notwithstanding clause (i) of the previous sentence, the Company shall not be obligated to keep the Shelf Registration Statement effective if (A) the Company determines, in its reasonable judgment, upon advice of counsel, that the continued effectiveness and usability of the Shelf Registration Statement would (x) require the disclosure of confidential information, which the Company has a bona fide business reason for preserving as confidential, or (y) interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company or any affiliate, and provided further, that the failure to keep the Shelf Registration Statement effective and usable for offers and sales of Registrable Notes for such reasons shall last no longer than 45 days in any 12-month period. Any such period during which the Company is excused from keeping the Shelf Registration Statement effective and usable for offers and sales of Registrable Notes is referred to herein as a "Suspension Period"; a Suspension Period shall commence and include the date that the Company gives notice to the Electing Holders that the Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Registrable Notes as a result of the application of the proviso of the foregoing sentence and shall end on the earlier to occur of (1) the date on which each seller of Registrable Notes covered by the Shelf Registration Statement either receives copies of the supplemented or amended prospectus or is advised in writing by the Company that use of the prospectus may be resumed or (2) the expiration of 45 days in any 12-month period during which one or more Suspension Periods has been in effect.

      (c) In the event that (i) the Company has not filed the Exchange Offer Registration Statement (or, if applicable, the Shelf Registration Statement) within 60 days


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      following the Closing Date, or (ii) such Exchange Offer Registration
      Statement or Shelf Registration Statement has not become effective or been declared effective by the Commission within 120 days following the Closing Date, or (iii) the Exchange Offer has not been consummated within 60 business days after the Effective Date or (iv) any Exchange Offer Registration Statement or Shelf Registration Statement required by Section 2(a) or 2(b) hereof is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default" and each period during which a Registration Default has occurred and is continuing, a "Registration Default Period"), then, the per annum interest rate on the applicable Notes will increase (such increase referred to herein as the "Special Interest"), for the period from the occurrence of the Registration Default until such time as no Registration Default is in effect (at which time the interest rate will be reduced to its initial rate) by 0.25% during the first 90-day period following the occurrence of such Registration Default, and by an additional 0.25% during each subsequent 90-day period thereafter (up to a maximum of 1.0%).

      (d) The Company shall take, and shall cause each Guarantor to take, all action necessary or advisable to be taken by it to ensure that the transactions contemplated herein are effected as so contemplated, including all action necessary or desirable to register the Guarantees under the registration statement contemplated in Section 2(a) or 2(b) hereof, as applicable.

      (e) Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated therein by reference as of such time.

      3. Registration Procedures.

      If the Company files a registration statement pursuant to Section 2(a) or
Section 2(b), the following provisions shall apply:

      (a) At or before the Effective Date of the Exchange Offer or the Shelf Registration, as the case may be, the Company shall qualify the Indenture under the Trust Indenture Act of 1939.

      (b) In the event that such qualification would require the appointment of a new


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      trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

      (c) In connection with the Company's obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the "Exchange Registration"), if applicable, the Company shall, as soon as practicable (or as otherwise specified):

                  (i) prepare and file with the Commission, as soon as
            practicable but no later than 60 days after the Closing Date, an Exchange Offer Registration Statement on any form which may be utilized by the Company and which shall permit the Exchange Offer and resales of Exchange Notes by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use its best efforts to cause such Exchange Offer Registration Statement to become effective as soon as practicable thereafter, but no later than 120 days after the Closing Date;

                  (ii) as soon as practicable prepare and file with the
            Commission such amendments and supplements to such Exchange Offer Registration Statement and the prospectus included therein as may be necessary to use its reasonable best efforts to effect and maintain the effectiveness of such Exchange Offer Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Offer Registration Statement, and promptly provide each broker-dealer holding Exchange Notes with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Notes;

                  (iii) promptly notify Goldman, Sachs & Co., on behalf of each broker-dealer that has requested or received copies of the prospectus included in such registration statement for use in consummating resales during the Resale Period (and which has provided in writing to the Company a telephone or facsimile number and address for notices), and confirm such advice in writing, (A) when such Exchange Offer Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Offer Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission or any request by the Commission for amendments or supplements to such Exchange Offer Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop


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            order suspending the effectiveness of such Exchange Offer
            Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or
            (F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Offer Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (iv) in the event that the Company would be required, pursuant to Section 3(e)(iii)(F) above, to notify any broker-dealers holding Exchange Notes, prepare and furnish as promptly as practicable to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Notes during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (v) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Offer Registration Statement or any post-effective amendment thereto as promptly as practicable;

                  (vi) use its reasonable best efforts to (A) register or
            qualify the Exchange Notes under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Notes to consummate the disposition thereof in such jurisdictions; provided, however, that neither the Company nor any Guarantor shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

                  (vii) use its reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Notes by broker-dealers during the Resale Period;

                  (viii) provide a CUSIP number for all Exchange Notes, not
            later than the applicable Effective Date;

                  (ix) use its reasonable best efforts to comply with all
            applicable rules and regulations of the Commission; and make generally available to its securityholders as soon as practicable but no later than eighteen months after the effective date of such Exchange Offer Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

      (d) In connection with the Company's obligations with respect to the Shelf Registration, if applicable, the Company shall, as soon as practicable (or as otherwise specified):

                  (i) prepare and file with the Commission, as soon as
            practicable but in any case within the time period specified in
            Section 2(b), a Shelf Registration Statement on any form which may be utilized by the Company and which shall register all of the Registrable Notes for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by such of the holders as, from time to time, may be Electing Holders and use its reasonable best efforts to cause such Shelf Registration Statement to become effective as soon as practicable but in any case within the time period specified in Section 2(b);

                  (ii) not less than 30 calendar days prior to the Effective
            Date of the Shelf Registration Statement, mail the Notice and Questionnaire to the holders of Registrable Notes; no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Date, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Notes at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, holders of Registrable Notes shall have at least 21 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company;

                  (iii) after the Effective Date of the Shelf Registration
            Statement, upon the request of any holder of Registrable Notes that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Notes until such holder has returned a completed and signed Notice and Questionnaire to the Company;

                  (iv) as soon as reasonably practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

                  (v) comply with the provisions of the Securities Act with
            respect to the disposition of all of the Registrable Notes covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Shelf Registration Statement;

                  (vi) provide (A) the Electing Holders, (B) the underwriters
            (which term, for purposes of this Exchange and Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (C) any sales or placement agent therefor, (D) counsel for any such underwriter or agent and (E) not more than one counsel for all the Electing Holders the opportunity to participate in the preparation of such Shelf Registration Statement each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

                  (vii) for a reasonable period prior to the filing of such
            Shelf Registration Statement, and throughout the period specified in
            Section 2(b), make available at reasonable times at the Company's principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(vi) who shall certify to the Company that they have a current intention to sell the Registrable Notes pursuant to the Shelf Registration such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the reasonable judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section I I of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) subject to the provisions of Section 2(b) relating to Suspension Periods, such information is required to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (viii) promptly notify each of the Electing Holders, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and confirm such advice in writing, (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission with respect thereto or any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 3(d)(xvii) or Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) if at any time when a prospectus is required to be delivered under the Securities Act, such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (ix) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto as promptly as practicable;

                  (x) if requested by any managing underwriter or underwriters, any placement or sales agent or Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such Electing Holder specifies should be included therein relating to the terms of the sale of such Registrable Notes, including information with respect to the principal amount of Registrable Notes being sold by such Electing Holder or agent or to any underwriters, the name and description of such Electing Holder, agent or underwriter, the offering price of such Registrable Notes and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Notes to be sold by such Electing Holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                  (xi) furnish to each Electing Holder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(d)(vi) an executed copy (or, in the case of an Electing Holder, a conformed copy) of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder, upon request) and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder, agent or underwriter, as the case may be) and of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), and such other documents, as such Electing Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Notes owned by such Electing Holder, offered or sold by such agent or underwritten by such underwriter and to permit such Electing Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Registrable Notes covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

                  (xii) use its reasonable best efforts to (A) register or
            qualify the Registrable Notes to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under
            Section 2(b) above and for so long as may be necessary to enable any Electing Holder, agent or underwriter to complete its distribution of Notes pursuant to such Shelf Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Notes; provided, however, that neither the Company nor any Guarantor shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

                  (xiii) use its reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling Electing Holder or Electing Holders to offer, or to consummate the disposition of, their Registrable Notes;

                  (xiv) cooperate with the Electing Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, and which shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Notes;

                  (xv) provide a CUSIP number for all Registrable Notes, not later than the applicable Effective Date;

                  (xvi) enter into one or more underwriting agreements,
            engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as any Electing Holders aggregating at least 25% in aggregate principal amount of the Registrable Notes at the time outstanding shall reasonably request in order to expedite or facilitate the disposition of such Registrable Notes;

                  (xvii) if any portion of the offering contemplated by the
            Shelf Registration is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the Electing Holders covered by such Shelf Registration and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an underwritten offering of debt securities; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, or as any Electing Holders of at least 25% in aggregate principal amount of the Registrable Notes at the time outstanding may reasonably request, addressed to such Electing Holder or Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such Shelf Registration Statement (and if such Shelf Registration Statement contemplates an underwritten offering of a part or all of the Registrable Notes, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall include the due incorporation and good standing of the Company and its subsidiaries; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(d)(xvi) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the Notes; the absence of material legal or governmental proceedings involving the Company; the absence of a breach by the Company or any of its subsidiaries of, or a default under, material agreements binding upon the Company or any subsidiary of the Company; the absence of governmental approvals required to be obtained in connection with the Shelf Registration, the offering and sale of the Registrable Notes, this Exchange and Registration Rights

            Agreement or any agreement of the type referred to in Section 3(d)(xvi) hereof, except such approvals as may be required under state securities or blue sky laws; the material compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, respectively; and, as of the date of the opinion and of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from the documents incorporated by reference therein (in each case other than the financial statements and other financial information contained therein) of an untrue statement of a material fact or the omission to state therein a material fact necessary to make the statements therein not misleading (in the case of such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act)); (C) obtain a "cold comfort" letter or letters from the independent certified public accountants of the Company addressed to the Electing Holders, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such Shelf Registration Statement and (ii) the effective date of any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such Shelf Registration Statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested by any Electing Holders of at least 25% in aggregate principal amount of the Registrable Notes at the time outstanding or the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in
            Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are no less favorable than those provided in Section 6 hereof;

                  (xviii) notify in writing each holder of Registrable Notes of any proposal by
            the Company to amend or waive any provision of this Exchange and Registration Rights Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

                  (xix) in the event that any broker-dealer registered under the
            Exchange Act shall underwrite any Registrable Notes or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time) thereof, whether as an Electing Holder or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including by providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD; and

                  (xx) use its reasonable best efforts to comply with all
            applicable rules and regulations of the Commission; and make generally available to its securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such Shelf Registration Statement, an earning statement of the Company and its subsidiaries complying with Section I I (a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

      (e) In the event that the Company would be required, pursuant to Section 3(d)(viii)(F) above, to notify the selling Electing Holders, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company shall prepare and furnish as promptly as practicable to each of the Electing Holders, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Notes, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Electing Holder and-agent therefor or underwriter thereof agrees that upon receipt of any notice from the Company pursuant to Section 3(d)(viii)(F) hereof, such Electing Holder, agent or underwriter shall forthwith discontinue the disposition of Registrable Notes pursuant to the Shelf Registration Statement applicable to such Registrable Notes until such Electing Holder, agent or underwriter shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Electing Holder, agent or underwriter shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies; then in their possession of the prospectus covering such Registrable Notes at the time of receipt of such notice.

      (f) In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice Questionnaire, the Company may require each Electing Holder as to which any Shelf Registration pursuant to Section 2(b) is being effected to furnish to the Company such additional information regarding such Electing Holder and such Electing Holder's intended method of distribution of such Registrable Notes as may be required in order to comply with the Securities Act. Each such Electing Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder's intended method of disposition of such Registrable Notes or omits to state any material fact regarding such Electing Holder or such Electing Holder's intended method of disposition of such Registrable Notes required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Registrable Notes, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

      4. Registration Expenses.

      The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company's performance of or compliance with this Exchange and Registration Rights Agreement, including (a) all Commission and any NASD registration, filing and review fees and expenses including reasonable fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Notes for offering and sale under the State securities and blue sky laws referred to in Section 3(d)(xii) hereof, including reasonable fees and disbursements of counsel for the Electing Holders (subject to the limitation of clause (i) below) or underwriters in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Notes for delivery and blue sky or legal investment memoranda and certificates representing the Notes, (d) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian, (e) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (f) fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Registrable Notes held by Electing Holders (which counsel shall be reasonably satisfactory to the Company) and (g) any fees charged by securities rating services for rating the Notes (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Notes or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Notes being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Notes and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above, and shall bear all out-of-pocket expenses of such holders incurred in connection with the registration of the Registrable Notes.

      5. Representations and Warranties.

      The Company represents and warrants to, and agrees with, each Purchaser and each of the holders from time to time of Registrable Notes that:

      (a) Each registration statement covering Registrable Notes and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(d) or Section 3(c) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Notes, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Date when a prospectus would be required to be delivered under the Securities Act, other than (A) from (i) such time as a notice has been given to holders of Registrable Notes pursuant to Section 3(d)(viii)(F) or Section 3(c)(iii)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(e) or Section 3(c)(iv) hereof and (B) during a Suspension Period, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(d) or Section 3(c) hereof, as then amended or supplemented, will conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Notes expressly for use therein.

      (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Notes expressly for use therein.

      (c) The compliance by the Company with all of the provisions of this Exchange and Registration Rights Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary of the Company is a party or by which the Company or any subsidiary of the Company is bound or to which any of the property or assets of the Company or any subsidiary of the Company is subject, nor will such action result in any violation of the provisions of the certificate of incorporation, as amended, or the by-laws of the Company or any Guarantor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any subsidiary of the Company or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company and the Guarantors of the transactions contemplated by this Exchange and Registration Rights Agreement, except the registration under the Securities Act of the Notes, qualification of the Indenture under the Trust indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or blue sky laws in connection with the offering and distribution of the Notes.

      (d) This Exchange and Registration Rights Agreement has been duly authorized, executed and delivered by the Company.

      6. Indemnification.

      (a) Indemnification by the Company. The Company shall indemnify and hold harmless each of the holders of Registrable Notes included in an Exchange Offer Registration Statement, each of the Electing Holders of Registrable Notes included in a Shelf Registration Statement, and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Notes against any losses, claims, damages or liabilities, joint or several, to which such holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Offer Registration Statement or Shelf Registration Statement, as the case may be, under which such Registrable Notes were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall, and it hereby agrees to, reimburse such holder, such Electing Holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein;

      (b) Indemnification by the Electing Holders and any, agents and Underwriters. The Company may require, as a condition to including any Registrable Notes in any registration statement filed pursuant to Section 2(b) hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the Electing Holder of such Registrable Notes and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company, and all other holders of Registrable Notes, against any losses, claims, damages or liabilities to which the Company or such other holders of Registrable Notes may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Electing Holder or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this
      Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder's Registrable Notes pursuant to such registration.

      (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (d) Contribution. If for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Notes (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
      Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' and any underwriters' obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Registrable Notes registered or underwritten, as the case may be, by them and not joint.

      (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the holders and any agents or underwriters contemplated by this Section 6 shall be in addition to any liability which the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

      7. Underwritten Offerings.

      (a) Selection of Underwriters. If any of the Registrable Notes covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by Electing Holder's holding at least a majority in aggregate principal amount of the Registrable Notes to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

      (b) Participation by Holders. Each holder of Registrable Notes hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

      8. Rule 144.

      The Company covenants to the holders of Registrable Notes that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Notes may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Notes without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Notes in connection with that holder's sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

      9. Miscellaneous.

      (a) No Inconsistent Agreements. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Notes or any other securities which would be inconsistent with the terms contained in this Exchange and Registration Rights Agreement.

      (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of their respective obligations hereunder and that the Purchasers and the holders from time to time of the Registrable Notes may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the respective obligations of the Company and Allied under this Exchange and Registration Rights Agreement in accordance with the terms and conditions of this Exchange and Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

      (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, to it at One Manhattanville Road, Purchase, New York 10577, Attention: Chief Financial Officer, with a copy to Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, New York 10019,
      Attention: Thomas R. Brome, and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

      (d) Parties in Interest. All the terms and provisions of this Exchange and Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Notes and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Registrable Notes shall acquire Registrable Notes, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Notes shall be held subject to all of the terms of this Exchange and Registration Rights Agreement, and by taking and holding such Registrable Notes such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Exchange and Registration Rights Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Notes subject to all of the applicable terms hereof.

      (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Exchange and Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Notes, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Notes pursuant to the Purchase Agreement and the transfer and registration of Registrable Notes by such holder and the consummation of an Exchange Offer.

      (f) LAW GOVERNING. THIS EXCHANGE AND REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

      (g) Headings. The descriptive headings of the several Sections and paragraphs of this Exchange and Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Exchange and Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Exchange and Registration Rights Agreement.

      (h) Entire Agreement; Amendments. This Exchange and Registration Rights Agreement and the other writings referred to herein (including the Indenture and the form of Notes) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Exchange and Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Exchange and Registration Rights Agreement may be amended and the observance of any term of this Exchange and Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least 50 percent in aggregate principal amount of the Registrable Notes at the time outstanding. Each holder of any Registrable Notes at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Notes or is delivered to such holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of the holders whose Registrable Notes are being sold, tendered or registered and that does not affect the rights of other holders, may be given by at least a majority of such holders, determined on the basis of Registrable Notes sold, tendered or registered.

      (i) Inspection. For so long as this Exchange and Registration Rights Agreement shall be in effect, this Exchange and Registration Rights Agreement and a complete list of the names and addresses of all the holders of Registrable Notes shall be made available for inspection and copying on any business day by any holder of Registrable Notes for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Notes under the Notes, the Indenture and this Agreement) at the offices of the Company at the address thereof set forth in Section 9(c) above and at the office of the Trustee under the Indenture.

      (j) Counterparts. This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

      Agreed to and accepted as of the date referred to above.

                                     R.H. DONNELLEY INC.


                                     By: /s/ Phillip C. Danford
                                         -------------------------------------
                                          Name:  Philip C. Danford
                                          Title: Senior Vice President
                                                 and Chief Financial Officer

                                     THE DUN & BRADSTREET CORPORATION


                                     By: /s/ Frank Sowinski
                                         -------------------------------------
                                           Name:  Frank Sowinski
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

                                     GOLDMAN, SACHS & CO.
                                       CHASE SECURITIES INC.


                                     By: /s/ Goldman Sachs & Co.
                                         -------------------------------------
                                         (Goldman, Sachs & Co.)

                                                                     Exhibit A

                               R.H. DONNELLEY INC.

                         INSTRUCTION TO DTC PARTICIPANTS

                                (Date of Mailing)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                         DEADLINE FOR RESPONSE: [DATE](1)

      The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in R.H. Donnelley Inc. (the "Company") 9 1/8% Senior Subordinated Notes due June 1, 2008 (the "Securities") are held.

      The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire (the "Notice and Questionnaire").

      It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [DEADLINE FOR RESPONSE]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact R.H. Donnelley Inc., One Manhattanville Road, Purchase, New York 10577, Attention: Stephen B. Wiznitzer.

--------
(1) Not less than 21 calendar days from date of mailing.

                               R.H. Donnelley Inc.

                        Notice of Registration Statement
                                       and
                      Selling Securityholder Questionnaire

                                     [Date]

      Reference is hereby made to the Exchange and Registration Rights Agreement (the "Exchange and Registration Rights Agreement") by and between R.H. Donnelley Inc. (the "Company"), The Dun & Bradstreet Corporation and the Purchasers named therein. Pursuant to the Exchange and Registration Rights Agreement, the Company has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company's 9 1/8% Senior Subordinated Notes due June 1, 2008 (the "Securities"). A copy of the Exchange and Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.

      Each beneficial owner of Registrable Securities is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

      Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

                                    ELECTION

      The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights Agreement, including, without limitation, Section 6 of the Exchange and Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

      Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer set forth in Appendix A to the Prospectus and as Exhibit B to the Exchange and Registration Rights Agreement.

      The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

      (a)   Full Legal Name of Selling Securityholder:

--------------------------------------------------------------------------------

            (i)   Full Legal Name of Registered Holder (if not the same as in
                  (a) above) of Registrable Securities Listed in Item (3) below:

--------------------------------------------------------------------------------

            (ii) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in Item (3) below are Held:

--------------------------------------------------------------------------------

      (b)   Address for Notices to Selling Securityholder:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Telephone:  ________________

Fax:        ________________

Contact Person: ____________

      (c)   Beneficial Ownership of Securities:

Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

            (i) Principal amount at maturity of Registrable Securities beneficially owned:___________________________________________

      CUSIP No(s). of such Registrable Securities:______________________________

            (ii) Principal amount at maturity of Securities other than Registrable Securities beneficially owned:____________________

      CUSIP No(s). of such other Securities:

            (iii) Principal amount at maturity of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:_______________________________________

      CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:___________________________________________________

      (d)   Beneficial Ownership of Other Securities of the Company:

      Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Securities listed above in Item (3).

      State any exceptions here:

      (e)   Relationships with the Company:

      Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

      State any exceptions here:

      (f)   Plan of Distribution:

      Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale,
(ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

      (g) Whether you are a corporation or not, the following three questions should be answered. If you are a corporation these questions should also be answered with respect to your officers, directors and holders of 5% or more of your equity securities; if you are a partnership such questions should also be answered with respect to your general partners.

      (i) Except as set forth below in this Item (7)(a), neither the undersigned nor any of its affiliates(2) is a

---------
      (2) NASD Rule 2720 defines the term "affiliate" to mean a company which controls, is controlled by or is under common control with a member. The term affiliate is presumed to include the following:

      (i) a company will be presumed to control a member if the company beneficially owns 10 percent or more of the outstanding voting securities of a member which is a corporation, or beneficially owns a partnership interest in 10 percent or more of the distributable profits or losses of a member which is a partnership;

      (ii) a member will be presumed to control a company if the member and persons associated with the member beneficially own 10 percent or more of the outstanding voting securities of a company which is a corporation, or beneficially own a partnership interest in 10 percent or more of the distributable profits or losses of a company which is a partnership;

      (iii) a company will be presumed to be under common control with a member if:

            (1) the same natural person or company controls both the member and company by beneficially owning 10 percent or more of the outstanding voting securities of a member or company which is a corporation, or by beneficially owning a partnership interest in 10 percent or more of the distributable profits or losses of a member or company which is a partnership; or

            (2) a person having the power to direct or cause the direction of the management or policies of the member or the company also has the power to direct or cause the direction of the management or policies of the other entity in question.

member(3) of the National Association of Securities Dealers, Inc. (the "NASD") or a person associated with a member(3) of the NASD.

State any exceptions here:

            (ii) Except as set forth below in this Item (7) (b), the undersigned does not own stock or other securities of any NASD member not purchased in the open market.

State any exceptions here:

            (iii) Except as set forth below in this Item (7)(c), the undersigned has not made any outstanding subordinated loans to any NASD member.

State any exceptions here:

      By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M (which governs manipulation, stabilization and trading activity during a distribution of securities).

      In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.

      By signing below, the Selling Securityholder consents to the disclosure of the information

--------
      (3) Article I of the NASD's By-Laws defines the term "member " to mean any broker or dealer admitted to membership in the NASD and defines the term "person associated with a member" to mean every sole proprietor, partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not such person is registered or exempt from registration with the NASD.

contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company, and any underwriters in an underwritten offering of such Selling Securityholder's Registrable Securities listed in Item(3) above, in connection with the preparation of the Shelf Registration Statement and related Prospectus.

      In accordance with the Selling Securityholder's obligation under Section 3(d) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Exchange and Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

      (i)   To the Company:

            R.H. Donnelley Inc.
            One Manhattanville Road
            Purchase, New York 10577
            Attention: Stephen B. Wiznitzer
            (914) 933-1000

      (ii)  With a copy to:

            Cravath, Swaine & Moore
            Worldwide Plaza
            825 Eighth Avenue
            New York, New York 10019
            Attention: Thomas R. Brome
            (212) 474-1000

      Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item
(3) above). This Agreement shall be governed in all respects by the laws of the State of New York.

      IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:
       -------------

                              --------------------------------------------------
                              Selling Securityholder
                              (Print/type full legal name of beneficial owner of Registrable Securities)

                              By:
                                 -----------------------------------------------
                              Name:
                              Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY'S COUNSEL AT:

            Cravath, Swaine & Moore
            Worldwide Plaza
            825 Eighth Avenue
            New York, New York 10019
            Attention: Thomas R. Brome (212) 474-1000

                                                                       Exhibit B

              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

The Bank of New York
R.H. Donnelley Inc.
c/o The Bank of New York
------------------------
------------------------
------------------------
Attention: Trust Officer

      Re:   R.H. Donnelley Inc. (the "Company")
            9 1/8% Senior Subordinated Notes due June 1, 2008s

Dear Sirs:

      Please be advised that __________________________ has transferred $__________ aggregate principal amount at maturity of the above-referenced Notes pursuant to an effective Registration Statement on Form ___ (File No. 333-_____) filed by the Company.

      We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a "Selling Holder" in the Prospectus dated ____________, 199_ or in supplements thereto, and that the aggregate principal amount at maturity of the Notes transferred are the Notes listed in such Prospectus opposite such owner's name.

Dated:

                                    Very truly yours,


                                    --------------------------------------------
                                    (Name)


                                    By:
                                       -----------------------------------------
                                          (Authorized Signature)

                                             On behalf of each of the Purchasers